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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 21, 2001, included in this Annual Report on Form 11-K for the year ended December 31, 2000, into Grant Prideco, Inc.'s previously filed Form S-8 Registration Statement File No. 333-38020.




ARTHUR ANDERSEN LLP

Houston, Texas
June 28, 2001